London Pacific Life & Annuity Company

                           LPLA Separate Account One

                      Supplement dated January 2, 2002 to

                         Prospectuses dated May 1, 2001



This Supplement should be attached to your copy of the prospectus for the variable annuity contract issued by London Pacific Life & Annuity Company.


Effective December 31, 2001, the principal underwriter of the variable annuity contracts has been changed to London Pacific Securities, Inc., 1755 Creekside Oaks Drive, Suite 290, Sacramento, California 95833. London Pacific Securities, Inc. is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc.